UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     June 15, 2004

SANTARUS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50651	33-0734433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10590 West Ocean Air Drive, Suite 200, San Diego, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:     (858) 314-5700

     This Current Report on Form 8-K is filed by Santarus, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5. Other Events.

     On June 15, 2004, the Company announced that the U.S. Food and Drug Administration has approved the Company’s New Drug Application (“NDA”) for Rapinex (omeprazole) Powder for Oral Suspension 20mg. A press release announcing the approval of the NDA is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 15, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2004	SANTARUS, INC.

	By:	/s/ Gerald T. Proehl

Gerald T. Proehl President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 15, 2004